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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 29, 1999
                                                 -------------------------------


                                   DATUM INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                        0-6272                 95-2512237
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



9975 Toledo Way, Irvine, California                               92618-1819
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (949) 598-7500
                                                   -----------------------------


                             Not Applicable (Former
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            name or former address, if changed, since last report.)


                                Page 1 of 5 Pages
                         Exhibit Index Begins on Page 5


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ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS.

        Acquisition of Digital Delivery, Inc.

        On July 29, 1999, Datum Inc., a Delaware corporation ("Registrant"), acquired Digital Delivery, Inc., a Massachusetts corporation ("DDI"), pursuant to an Agreement and Plan of Merger, dated as of July 29, 1999 (the "Merger Agreement"), by and among Registrant, Datum Acquisition Sub., Inc., a wholly owned subsidiary of Registrant (the "Merger Subsidiary") and DDI. The acquisition was effected by the merger (the "Merger") of the Merger Subsidiary with and into DDI, with DDI surviving the Merger. The Merger was approved by the unanimous written consent of DDI's stockholders ("DDI Stockholders") on July 29, 1999. No vote by the Registrant's stockholders was required.

        DDI is a leading provider of secure information and management software. DDI's patented encryption models and leading-edge compression technologies enable organizations to distribute data and conduct electronic commerce securely via the Internet, intranet, Extranet, CD-ROM and digital versatile disk.

        Pursuant to the Merger Agreement, the Registrant agreed to issue 214,286 shares of its Common Stock, par value $0.25 per share, in return for all the issued and outstanding shares of DDI Common Stock held by the stockholders of DDI Stockholders, and paid an aggregate total of $1,500,000 out of cash on hand (the "Merger Consideration"). The DDI Stockholders will also receive additional consideration based on certain performance criteria of the Registrant through March 31, 2002.

        The Merger Agreement is more fully described in Exhibit 2.1 to this Current Report and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENT OF BUSINESS ACQUIRED

            The historical Financial Statements of DDI required to be filed under this Item are not available at this time and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such financial statements.

        (b) PRO FORMA FINANCIAL INFORMATION

            The Pro Forma Financial Information to filed under this Item is not available and, accordingly is not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such pro forma information.


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        (c) Exhibits


            Exhibit Number
            --------------

                 2.1 Agreement and Plan of Merger Agreement, dated July 29, 1999, among the Registrant, DDI and the Merger Subsidiary. Exhibit A (Form of Escrow Agreement), Exhibit B (Form of Investment Letter), Exhibit C (DDI Disclosure Schedule), Exhibit D (Datum Disclosure Schedule), Exhibit E (Form of Employment Agreement), Exhibit F (Form of Opinion of Counsel of DDI), Exhibit G (Form of Opinion of Counsel to Datum),
                           Schedule I (Surviving Corporation Board of Directors and Officers), and Schedule II (DDI Stockholders) have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. A copy of any Exhibit or Schedule will be submitted to the Commission supplementally upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 29, 1999                            DATUM INC.


                                               /s/ DAVID A. YOUNG
                                               ---------------------------------
                                               David A. Young
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS




       Exhibit    Description                                                         Page
       -------    -----------                                                         ----
         2.1      Agreement and Plan of Merger Agreement, dated July 29, 1999,          6
                  among the Registrant, DDI and the Merger Subsidiary. Exhibit A
                  (Form of Escrow Agreement), Exhibit B (Form of Investment
                  Letter), Exhibit C (DDI Disclosure Schedule), Exhibit D (Datum
                  Disclosure Schedule), Exhibit E (Form of Employment
                  Agreement), Exhibit F (Form of Opinion of Counsel of DDI),
                  Exhibit G (Form of Opinion of Counsel to Datum), Schedule I
                  (Surviving Corporation Board of Directors and Officers), and
                  Schedule II (DDI Stockholders) have been omitted pursuant to
                  Rule 601(b)(2) of Regulation S-K. A copy of any Exhibit or
                  Schedule will be submitted to the Commission supplementally upon request.